SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 2, 2002
                        (Date of earliest event reported)



                           SANDATA TECHNOLOGIES, INC.
               (Exact Name of Registrant as specified in charter)



             Delaware                    0-14401                    11-2841799
         State or other                Commission              (I.R.S. Employer
         Jurisdiction of               File Number)              Identification
         Incorporation)                                               Number)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 484-4400

Item 5.  Other Events

     On July 9, 2002 Sandata Technologies, Inc. (the "Company") issued a press release announcing that Nasdaq had informed the Company that its shares would be subject to de-listing from the Small Cap Market for failure to comply with Nasdaq's Marketplace Rules regarding minimum value of publicly held shares and minimum bid price per share. The Company has requested a hearing on these matters, and the de-listing will be stayed until the hearing. A copy of the press release is attached hereto as Exhibit 99.


Exhibits

99.      Press Release dated July 9, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 9, 2002


                                                By:  /s/ Bert E. Brodsky
                                                         Bert E. Brodsky,
                                                 Chairman of the Board and
                                                 Chief Executive Officer

                                    EXHIBITS


Exhibit
Number          Description of Exhibit

99              Press Release issued by Company on July 9, 2002

                                                                     EXHIBIT 99

Contact: Bert Brodsky
26 Harbor Park Drive
Port Washington, NY 11050
Phone: (516) 484-4400, X-200
Fax: (516) 484-3290
E-mail: bbrodsky@sandata.com

For Immediate Release:

     Port Washington,  NY, July 9, 2002:  Sandata  Technologies,  Inc.  (Nasdaq:
SAND) (the "Company") announced today that, by letter dated July 2, 2002, Nasdaq notified the Company that its Common Stock had failed to comply with the minimum market value of publicly held shares ("MVPHS") requirement of Nasdaq Marketplace Rule 4310(c)(7). The Company's Common Stock is, therefore, subject to de-listing from the SmallCap Market. The Company has requested a hearing before a Listing Qualifications Panel, at which it will seek continued listing. The Company expects the hearing to be scheduled within 30 to 45 days.

     The Company has also been notified by Nasdaq that the Company has not complied with Marketplace Rule 4310(c)(4), which requires a minimum bid price of $1.00 per share of Common Stock. The Company has until November 11, 2002 to comply with Rule 4310(c)(4). The Company will detail its plan to comply with both Rule 4310(c)(4) and the MVPHS requirement at the hearing referred to above. There can be no assurance that the Panel will grant the Company's request for continued listing.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     Forward Looking Statements - This press release includes forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "expects", "believes", and "anticipates", and similar expressions (or the negative variations thereof) identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. For a discussion of such risks and uncertainties, including but not limited to risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors which could cause actual results to differ from those contained in the forward-looking statements, readers are urged to carefully review and consider various disclosures made by Sandata which attempt to advise interested parties of the factors which affect its business, including, without limitation, the disclosures made under the captions "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Sandata's Annual Report on Form 10-KSB for the most recently ended fiscal year, and other Securities and Exchange Commission filings.